--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.8
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.
                                           Report Number: 4          Page 1 of 3


                      Debtor.              For the period FROM: March 1, 2001
                                                         TO:   March 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 4             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          See attachment---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:           None made


4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                ----------------
                    Gross Sales for Period Subject to Sales Tax $     0.00
                                                                 ---------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes                 None
    Real Property Taxes*****                  None



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 3             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $129,216.63
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001            $  2,413,400    $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       May     , 2001
                 ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                   MARCH 2001
                                                              Mar 01
                                                          ------------
Ordinary Income/Expense


        Income
            4000-TRANSPORTATION                            838,648.39
                                                          ------------
        Total Income                                       838,648.39


        Cost of Goods Sold
            5005-DAMAGE OUTSIDE VEHICLES                     1,348.81
            5007-DISPOSAL FEES                              17,836.57
            5200-DRIVER COST
                5210-DRIVER WAGES                          210,463.56
                5220-DRIVER PAYROLL TAXES                   18,869.23
                5230-DRIVER INJURY                             380.00
                5240-DRIVER SUPPLIES                         2,200.99
                                                          ------------
            Total 5200-DRIVER COST                         231,913.78


            5300-INSURANCE
                5310-MEDICAL                                23,218.29
                5320-LIABILITY                              50,285.11
                5330-WORKERS' COMPENSATION                  20,713.28
                                                          ------------
            Total 5300-INSURANCE                            94,216.68


            5350-GREENWASTE PAYROLL COSTS
                5351-WAGES                                  49,998.96
                5352-PAYROLL TAXES                           5,261.89
                                                          ------------
            Total 5350-GREENWASTE PAYROLL COSTS             55,260.85


            5500-FUEL                                      142,832.26
            5510-FUEL; RENTAL AND FUEL INCOME               -2,614.05
            5520-SHOP TOOLS                                  3,135.29
            5600-REGISTRATION                               15,861.70
            5700-REPAIR & MAINTENANCE
                5710-MECHANIC WAGES                         33,168.88
                5715-PAYROLL TAXES - MECHANIC                2,976.28
                5720-TIRES                                  11,187.35
                5725-TIRE SERVICE                            6,336.20
                5730-TRUCK MAINTENANCE                       3,279.79
                5735-TRUCK REPAIR- PARTS                    38,281.08
                5745-TRAILER REPAIRS                           152.52
                5750-TRUCK WASH                              2,445.00
                5700-REPAIR & MAINTENANCE - Other          -12,438.98
                                                          ------------
            Total 5700-REPAIR & MAINTENANCE                 85,388.12


            5810-SUBHAULING                                 23,575.00
            5850-TICKET                                        271.00
            5900-TOWING                                      1,115.00
                                                          ------------
        Total COGS                                         670,141.01
                                                          ------------
    Gross Profit                                           168,507.38
        Expense

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                   MARCH 2001


                                                              Mar 01
                                                          ------------


            6020-AUTO EXPENSES
                6021-ALLOWANCE                               2,100.00
                6022-GAS & OIL                                 293.13
                                                          ------------
            Total 6020-AUTO EXPENSES                         2,393.13


            6050-BANK CHARGES                                  253.72
            6110-CORPORATE ALLOCATION                      -38,224.14
            6175-DIRECTORS AND OFFICERS INSURANC             6,381.68
            6200-DUES AND SUDSCRIPTIONS                         92.95
            6501-POST PETITION LEGAL FEES                  211,491.86
            6510-MAINTENANCE                                 2,623.88
            6530-MEDICAL INSURANCE                             395.26
            6540-MISCELLANEOUS                                 -34.50
            6550-OFFICE FORMS                                  337.70
            6570-OFFICE SUPPLIES                             2,188.26
            6580-OFFICE WAGES                               53,955.66
            6585-PAYROLL TAXES - OFFICE                      4,687.04
            6650-OUTSIDE SERVICES - CORPORATE                  300.00
            6700-PERMITS                                        60.00
            6710-POSTAGE & DELIVERY                          1,436.80
            6730-PROPERTY TAXES                             11,746.59
            6740-SECURITY WAGES                              1,500.00
            6745-PAYROLL TAXES - SECURITY                      182.25
            6750-SUPERVISORS                                18,616.86
            6755-PAYROLL TAXES - SUPERVISORS                 1,424.19
            6756-RENT                                       10,498.07
            6800-SHOP SUPPLIES                                 810.00
            6850-TRAVEL & ENTERTAINMENT
                6853-MEALS                                     186.91
                                                          ------------
            Total 6850-TRAVEL & ENTERTAINMENT                  186.91


            6900-UTILITIES
                6920-ELECTRIC                                1,150.19
                6930-GAS                                        55.23
                6940-TELEPHONE                              17,442.78
                6950-WATER                                     265.49
                6960-WASTE                                     521.74
                6970-PEST CONTROL                               45.00
                                                          ------------
            Total 6900-UTILITIES                            19,480.43
                                                          ------------
        Total Expense                                      312,784.60
                                                          ------------
Net Ordinary Income                                       -144,277.22


Other Income/Expense
    Other Income
        7000-OTHER INCOME
            7020-RENTAL INCOME                               7,124.18
                                                          ------------
        Total 7000-OTHER INCOME                              7,124.18
                                                          ------------

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                   MARCH 2001


                                                              Mar 01
                                                          ------------


    Total Other Income                                       7,124.18


    Other Expense
        8500-DEBT SERVICE
            8515-BANCO POPULAR LOC                           6,910.02
            8516-BANCO POPULAR MTG                           8,098.00
            8520-CIT                                         7,783.44
            8530-GE CAPITAL FLEET SERVICES                     952.81
            8540-GENERAL MOTORS ACCEPTANCE                     671.13
            8550-LEE FINANCIAL SERVICES                     18,540.60
            8555-PROVIDENT BANK LOC                          1,903.94
            8560-THE ASSOCIATES                             58,933.60
            8570-SUNSET                                      8,900.00
                                                          ------------
        Total 8500-DEBT SERVICE                            112,693.54
                                                          ------------
    Total Other Expense                                    112,693.54
                                                          ------------
Net Other Income                                          -105,569.36
                                                          ------------
                                                          -249,846.58
                                                 ======================

                             USA BIOMASS CORPORATION
                                A/R AGING SUMMARY
                              AS OF MARCH 31, 2001


                                         Current        1 - 30       31 - 60     61 - 90       > 90         TOTAL
                                       ------------  -------------  ----------- -----------  ----------  -------------
A GROWING CONCERN                         1,204.87       2,749.81     1,133.01        0.00      671.77       5,759.46
ARBOR CARE                                1,249.07       1,249.00         0.00        0.00        0.00       2,498.07
ASPLUNDH                                  1,914.74       1,605.50         0.00    2,688.43    1,075.99       7,284.66
BLT                                       2,880.00       8,820.00       900.00      120.00      930.00      13,650.00
BURRTEC                                  34,827.95           0.00         0.00        0.00        0.00      34,827.95
CLAREMONT                                 6,463.80       4,334.12         0.00        0.00        0.00      10,797.92
COMMERCE, CITY OF                             0.00          87.75         0.00        0.00        0.00          87.75
COUNTY SANITATION LA                     32,402.82      30,436.50         0.00        0.00      550.00      63,389.32
DMS LANDSCAPE SERVICES                      111.40         109.40         0.00        0.00        0.00         220.80
JACKSON DISPOSAL                            453.57         899.93       467.34        0.00      282.04       2,102.88
KNUDSEN GRADING CO.                         521.80       2,704.44         0.00        0.00        0.00       3,226.24
LANDSCAPE MANAGEMENT SERVICES                44.60         140.40         0.00        0.00        0.00         185.00
LAWRENCE LANDSCAPE                          123.56           0.00         0.00        0.00        0.00         123.56
lLitter Box Disposal                          0.00          40.42         0.00        0.00        0.00          40.42
MARIPOSA                                    746.76         697.68         0.00        0.00        0.00       1,444.44
MAYFIELD ENTERPRISES                        228.04           0.00         0.00        0.00        0.00         228.04
MISSION LANSCAPING                        1,135.87         630.75       147.30        0.00        0.00       1,913.92
POTENTIAL                                10,710.00      39,910.00     5,400.00      110.00      685.00      56,815.00
QUALITY                                   3,600.00       7,050.00     4,850.00   11,000.00    3,800.00      30,300.00
SANTA FE SPRINGS                            175.41         337.92         0.00        0.00       30.00         543.33
STONETREE LANDSCAPE                          75.90       1,317.34       459.31      265.24        0.00       2,117.79
SUNSET                                   31,258.48      61,540.00    58,127.14   79,892.50        0.00     230,818.12
TOTAL LANSCAPE MAINTENANCE                  288.39         899.31         0.00        0.00        0.00       1,187.70
TRUGREEN LANDCARE                             0.00          47.20         0.00        0.00      147.89         195.09
WASTE CARSON                             86,760.00     184,150.17         0.00        0.00        0.00     270,910.17
WASTE SOUTH GATE                         21,594.00      77,644.00         0.00        0.00        0.00      99,238.00
WHITTIER                                    662.90       1,943.80         0.00        0.00        0.00       2,606.70
YUKON                                     7,672.45           0.00         0.00        0.00        0.00       7,672.45
                                       ------------  -------------  ----------- -----------  ----------  -------------


TOTAL                                   247,106.38     429,345.44    71,484.10   94,076.17    8,172.69     850,184.78
                                       ============  =============  =========== =========== =========== ==============

                             USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                              AS OF MARCH 31, 2001


                                                   Current        1 - 30      31 - 60    61 - 90      > 90         TOTAL
                                                 -------------  -----------  ----------  ---------  ----------  ------------
    "Y" TIRE SALES                                   8,848.88         0.00        0.00       0.00        0.00      8,848.88
    @ROAD, Inc.                                          0.00     5,514.00        0.00       0.00        0.00      5,514.00
    ABLE SCALE REPAIR                                  650.00         0.00        0.00       0.00        0.00        650.00
    ADVANCED ELECTRONICS                             6,707.00         0.00        0.00       0.00        0.00      6,707.00
    AIRBORNE EXPRESS                                   154.11         0.00        0.00       0.00        0.00        154.11
    AT&T                                                 0.00         0.00       -2.34       0.00        0.00         -2.34
    BETTS TRUCK PARTS                                  399.06       393.02        0.00       0.00        0.00        792.08
    COLONIAL LIFE & ACCIDENT INSURANCE CO.               0.00     1,246.24        0.00       0.00        0.00      1,246.24
    COSBY OIL COMPANY, Inc.                          5,510.06         0.00        0.00       0.00        0.00      5,510.06
    COURT ORDERED DEVT COLLECTIONS                     350.00         0.00        0.00       0.00        0.00        350.00
    COURT TRUSTEE                                    1,142.78         0.00        0.00       0.00        0.00      1,142.78
    D 3 EQUIPMENT                                        0.00     1,513.09        0.00       0.00        0.00      1,513.09
    DELUXE BUSINESS FORMS AND SUPPLIES                  79.92         0.00        0.00       0.00        0.00         79.92
    DEPT. OF CHILD SUPPORT SERVICES                    521.55         0.00        0.00       0.00        0.00        521.55
    EAGLE RADIATOR SERVICE                             350.00         0.00        0.00       0.00        0.00        350.00
    EUGENE W. TIDGEWELL                             17,470.24         0.00        0.00       0.00        0.00     17,470.24
    FEDEX                                               11.96         0.00        0.00       0.00        0.00         11.96
    FIVE STAR GAS AND GEAR                             152.52         0.00        0.00       0.00        0.00        152.52
    IMPERIAL PREMIUM FINANCE, Inc.                   6,381.68         0.00        0.00       0.00        0.00      6,381.68
    INTEGRITY ADMINISTRATORS, Inc.                       0.00     1,336.24        0.00       0.00        0.00      1,336.24
    INTERSTATE FILTRATION SERVICES, Inc.             1,693.94     1,888.87      245.84       0.00        0.00      3,828.65
    IRELL & MANELLA LLP                            129,216.63         0.00        0.00       0.00        0.00    129,216.63
    JENNIFER I. RODRIGUEZ                              898.88         0.00        0.00       0.00        0.00        898.88
    L.A. LUBE, INC.                                      0.00     3,609.75        0.00       0.00    3,000.00      6,609.75
    LANCE B. JONES                                     311.06         0.00        0.00       0.00        0.00        311.06
    MANHATTAN MEDICAL                                  734.00         0.00        0.00       0.00        0.00        734.00
    MARIA DEL CARMAN MILLAN                            167.54         0.00        0.00       0.00        0.00        167.54
    NEXTEL COMMUNICATIONS                           10,185.06         0.00        0.00       0.00        0.00     10,185.06
    NEXTEL COMMUNICATIONS 2                            959.35         0.00        0.00       0.00        0.00        959.35
    NORCAL/San Bernardino, Inc.                     15,529.69    14,070.54        0.00       0.00        0.00     29,600.23
    ORKIN EXTERMINATING                                 45.00         0.00        0.00       0.00        0.00         45.00
    PITNEY BOWES                                        60.39         0.00        0.00       0.00        0.00         60.39
    PORTOSAN COMPANY                                    97.64         0.00        0.00       0.00        0.00         97.64
    PRINTING SOLUTIONS                                   0.00         0.00        0.00    -282.42        0.00       -282.42
    PROVIDENT BANK                                   1,903.94         0.00        0.00       0.00        0.00      1,903.94
    QUAD SERVICE, Inc.                               5,352.67         0.00        0.00       0.00        0.00      5,352.67
    RDO TRUCK CENTER CO.                             2,273.67         0.00        0.00       0.00        0.00      2,273.67
    RIVERSIDE COUNTY DISTRICT ATTORNEY                  62.50         0.00        0.00       0.00        0.00         62.50
    SOUTHERN CALIFORNIA EDISON                           0.00       836.46        0.00       0.00        0.00        836.46

                                              USA BIOMASS CORPORATION
                                                 A/P AGING SUMMARY
                                               AS OF MARCH 31, 2001


                                                        Current       1 - 30      31 - 60     61 - 90     > 90       TOTAL
                                                     -------------  -----------  ----------  ---------  ----------  ---------
 TCI TIRE CENTERS, LLC                                2,531.83         0.00        0.00      0.00        0.00      2,531.83
 TEAMSTERS MISC. SECURITY FUND                       -2,071.14         0.00   -1,725.95      0.00        0.00     -3,797.09
 TED JOHNSON PROPANE                                    234.68       126.27        0.00      0.00        0.00        360.95
 THE GAS COMPANY                                         55.23         0.00        0.00      0.00        0.00         55.23
 THE SOCO GROUP, Inc.                                 3,126.09         0.00        0.00      0.00        0.00      3,126.09
 UNITED PARCEL SERVICE                                  162.25         0.00        0.00      0.00        0.00        162.25
 UNIVERSAL WASTE SYSTEMS, Inc.                          253.82         0.00        0.00      0.00        0.00        253.82
 USA TOWING & SERVICE                                   750.00       225.00        0.00      0.00        0.00        975.00
 VERIZON CALIFORNIA                                   1,767.54       603.30        0.00      0.00        0.00      2,370.84
 YURA TRUCKING                                        6,585.95     6,210.00        0.00      0.00        0.00     12,795.95
                                                ----------------------------------------------------------------------------
TOTAL                                               231,617.97    37,572.78   -1,482.45   -282.42    3,000.00    270,425.88
                                                ============================================================================

                             USA BIOMASS CORPORATION
                             TRANSACTIONS BY ACCOUNT
                              AS OF MARCH 31, 2001


                                           Type        Date       Num                    Name                  Amount
                                          -------  ------------- -------  -----------------------------------------------
 2020-ACCRUED FEDERAL PAYROLL TAXES
                                          Check      03/06/2001  WIRE     SANWA BANK                          -20,221.22
                                          Check      03/09/2001  WIRE     SANWA BANK                          -18,482.17
                                          Check      03/21/2001  WIRE     SANWA BANK                          -21,459.11
                                          Check      03/27/2001  WIRE     SANWA BANK                          -21,512.77
                                                                                                             ------------
 TOTAL FEDERAL TAXES PAID                                                                                     -81,675.27
                                                                                                             ------------


                                           Type        Date       Num                    Name                  Amount
                                          -------  ------------- -------  -----------------------------------------------
 2021-ACCRUED STATE PAYROLL TAXES
                                          Check      03/01/2001  1006     EMPLOYMENT DEVELOPMENT DEPT          -4,102.31
                                          Check      03/05/2001  1005     EMPLOYMENT DEVELOPMENT DEPT          -4,809.65
                                          Check      03/21/2001  1007     EMPLOYMENT DEVELOPMENT DEPT          -4,058.29
                                          Check      03/23/2001  1008     EMPLOYMENT DEVELOPMENT DEPT          -3,646.94
                                                                                                             ------------
 TOTAL STATE TAXES PAID                                                                                       -16,617.19
                                                                                                             ------------